THE EXCHANGE CONTEMPLATED HEREIN IS INTENDED TO COMPORT WITH THE REQUIREMENTS OF RULE 144(D)(3)(ii) OF THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (this "**Agreement**") is executed March 17, 2014 by and between MAMMOTH CORPORATION, its successors and/or assigns ("**Mammoth**") or ("**Buyer**"), and APT POWERSPORT & UTILITY PRODUCTS, LLC, a Missouri LLC, which is a wholly owned subsidiary of Power Group, Inc. a Missouri corporation, and which is also a party to this Exchange Agreement (collectively the "**Company**").

A. Pursuant to that certain Purchase Agreement dated March 17, 2014 (the "**Purchase Agreement**") between Mammoth Corporation, as buyer, and the Lawrence A. Carrell Trust, as seller ("**Seller**"), Mammoth acquired from the full balance of the following described Notes issue by APT POWERSPORT & UTILITY PRODUCTS, LLC (the "**Original Notes**"), which Notes are being exchanged for a Restated Note (the "**Purchased Notes**"), issued by Power Group, Inc.:

The Following Described Note(s):

Notes original issued by APT Powersport & Utility Products, LLC

Original Issuance Date	Original Holder	Original Principal Amount	Balance Purchased by Buyer
2-14-2011 (Note 1)	Lawrence A. Carrell Trust	$ 450,000	$525,291 (Full Remaining)
4-11-2011 (Note 2)	Lawrence A. Carrell Trust	$ 450,000	$74,709 (of Balance)

B. Subject to the terms of this Agreement, Mammoth and the Company desire to exchange the Purchased Notes (the "**Purchased Notes Exchange**") for a new promissory note having an original principal balance equal to the Purchased Notes Balance (the "**Exchanged Notes**"), in the form attached hereto as Exhibit A, (the "**Restated Note**") in consideration of the Original Holder surrendering the Purchased Notes.

C. Pursuant to the terms and conditions hereof, Mammoth and the Company agree to exchange the Purchased Notes for the Exchanged Notes, which Exchanged Notes will be convertible into shares (the "**Conversion Shares**") of common stock of the Company, par value $0.001 per share ("**Common Stock**") pursuant to the terms and conditions set forth in the Exchanged Notes.

D. As a material inducement for Mammoth to enter into this Agreement, the parties shall execute and deliver, or cause to be delivered, as applicable, to one another the Transaction Documents (as defined herein).

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the parties hereto agree as follows:

1. Issuance of Exchanged Note.

(a) Immediately following the purchase and sale of the Purchased Notes in accordance with the Purchase Agreement, the Purchased Notes Exchange shall occur with Mammoth surrendering the Purchased Notes to the Company in exchange for the Exchanged Note. Mammoth and the Company also agree that upon surrender, the Purchased Notes shall be cancelled and the amount owed to Mammoth in consideration for the Purchased Notes Exchange shall hereafter be evidenced solely by the Exchanged Notes.

(b) The Company hereby acknowledges and consents to the transfer of the Purchased Notes to Mammoth, and that such Purchased Notes represents the Company's unconditional obligation to pay the Purchased Notes Balance, according to the terms of the Purchased Notes.

2. Holding Period, Tacking and Legal Opinion. The Company represents, warrants and agrees that for the purposes of Rule 144 of the Securities Act of 1933, as amended (the "**Securities Act**"), the holding period of the Exchanged Notes issued hereunder (including the corresponding Conversion Shares) will include the holding period of the Purchased Notes from at least 4-11-2011, the date the most recently Note was issued to Lawrence A. Carrell Trust, a non-affiliate of the Company. The Company agrees not to take a position contrary to this Section 2 and further acknowledges that the Purchased Note has not been amended or altered since such date, except as set forth in the Restated Note (APT Mammoth Note 1), which is being issued by APT Group, Inc, of which APT Powersport and Utility Products, LLC is a wholly owned subsiadiary. The Exchanged Notes is being issued in substitution of and exchange for and not in satisfaction of the Purchased Notes. The Restated Note shall not constitute a novation or satisfaction and accord of the Purchased Notes. The Company acknowledges and understands that the representations and agreements of the Company in this Section 2 are a material inducement to Mammoth's decision to consummate the transactions contemplated herein. In the event Mammoth Corporation converts any portion of the Purchased Notes, Securities Counsel for the issuer will provide a legal opinion confirming such shares are exempt from registration and freely tradeable.

3. Mammoth's Representations and Warranties. Mammoth represents and warrants to the Company that:

(a) Transfer or Resale. Mammoth understands that: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) or transferred pursuant to an exemption from such registration requirements. Mammoth Corporation, however, has been assured by the Company that any shares derived from conversion of the note are exempt from registration pursuant to Rule 144 as circumstances exist at the time of this Agreement.

(b) Authorization, Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of Mammoth and is a valid and binding agreement of Mammoth enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

4. Representations, Warranties, and Covenants of the Company. The Company hereby makes the representations set forth below and covenants and agrees as follows to Mammoth (in addition to those set forth elsewhere herein):

(a) Organization and Qualification. The Company has been duly organized, validly exists and is in good standing under the laws of the State of Nevada. The Company has full corporate power and authority to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by the United States Bankruptcy Code and laws effecting creditors rights, generally. The Company's Board of Directors has duly adopted a resolution, attached hereto as Exhibit B, authorizing this Agreement and ratifying its terms.

(b) Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Exchanged Notes, and each of the other Transaction Documents and to issue the Securities in accordance with the terms hereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities and the reservation for issuance and the issuance of the Conversion Shares, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) the Transaction Documents have been duly executed and delivered by the Company, (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies, and (v) the Company's signatory has full corporate or other requisite authority to execute the Transaction Documents and to bind the Company.

(c) Issuance of Securities. The issuance of the Exchanged Notes is duly authorized and the Exchanged Notes is free and clear of all taxes, liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description. Upon conversion in accordance with the terms of the Exchanged Notes, the Conversion Shares, when issued, will be validly issued, fully paid and non-assessable, free from all taxes, liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description and free from any restrictions on the transfer of any such shares.

(d) No Conflicts. The execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement will not contravene any provision of applicable law or the charter documents of the Company or any agreement or other instrument binding upon the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement.

(e) SEC Documents: Financial Statements. None of the Company's filings ("**SEC Documents**") filed with the SEC contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. Since January 11, 2011, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company with the SEC under the Securities Exchange Act of 1934, as amended (the "**Exchange Act**"), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Document prior to the expiration of any such extension. As of their respective dates, the financial statements of the Company included in the Company's SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to Mammoth which is not included in the Company's SEC Documents, including, without limitation, information referred to in this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

(f) Authorization and Issuance. The Purchased Notes were authorized by all necessary company action and validly issued and executed, and the Company's signatory had full corporate or other requisite authority to execute such agreements and to bind the Company.

(g) Purchased Notes. The Purchased Notes have not been sold, transferred, assigned, exchanged, pledged, hypothecated or encumbered in any way, whether by the Company or by any other person.

(h) No Other Loan Documents. No other written document, loan agreement, instrument, contract, amendment or modification to the Purchased Notes exist that supplements, modifies, or amends the terms set forth in the Purchased Notes.

(i) Full Consideration Paid for Original Notes. The Original Notes were issued in exchange for good and valuable consideration received by the Company, and the Holder from whom Mammoth has acquired the Purchased Notes holds full title to the Purchased Note.

(j) No Payments or Conversions Under the Purchased Notes. The Company has not repaid all or any portion of the outstanding balance of the Purchased Notes. No conversions permitted under Section 6 of the Purchased Notes have been made or requested.

(k) No Affiliate. Seller is not, and has not for 90 days prior to the date of this Agreement, been an "**Affiliate**" of the Company, as that term is defined in the Securities Act.

(l) Shares Exempt. Subject to the performance by Mammoth of its obligations under this Agreement and the accuracy of the representations and warranties of Mammoth, the offering and sale of the Conversion Shares will be exempt from the registration requirements of the Securities Act pursuant to Rule 144.

(m) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the Company or its operations.

(n) No Additional Consideration. There has been no consideration, of any kind, received by the Company for the Exchanged Notes except for the cancellation of the Purchased Notes.

(o) Recitals. All of the information, facts and representations set forth in the Recitals section of this Agreement are in all respects true and accurate as of the date hereof and are incorporated as representations and warranties of the Company as if set forth in this Section 5.

(p) Acknowledgement of Obligations. The Company hereby acknowledges, confirms and agrees that the obligations of the Company to Mammoth under the Exchanged Notes are unconditionally owed by the Company to Mammoth without offset, defense or counterclaim of any kind, nature or description whatsoever.

(q) Use of Proceeds. The Company has not received any consideration in any form whatsoever, other than the surrender of Purchased Notes.

4. Releases and Waivers.

(a) Upon the full conversion of, or full repayment of, the Exchanged Notes and delivery of the Common Stock to Mammoth as set forth in the Exchanged Notes, Mammoth releases and forever discharges the Company of and from any and all manner of actions, suits, debts, sums of money, contracts, agreements, claims and demands at law or in equity, that Mammoth had, or may have arising from such Exchanged Notes.

(b) The Company hereby affirms that the obligations under the Exchanged Notes and as set forth herein are valid and binding obligations of the Company, and hereby waives, to the fullest extent allowable under law, any and all defenses that may be available to a debtor under applicable state and federal law including, without limiting the foregoing, any and all defenses available to a debtor or maker under the provisions of the Uniform Commercial Code pertaining to negotiable instruments.

5. Miscellaneous.

(a) Governing Law, Jurisdiction, and Venue. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Illinois without regard to the principles of conflict of laws. Each party hereto submits to the jurisdiction of any state or federal court having jurisdiction in Lake County County, Illinois, the Jurisdiction in which Mammoth Corporation is signing this Agreement, in any proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the proceeding shall be heard and determined solely in any such court and hereby expressly submits to the personal jurisdiction and venue of such court for the purposes hereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereto hereby irrevocably consents to the service of process of any of the aforementioned courts in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to its address as set forth herein, such service to become effective ten (10) days after such mailing.

(b) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto confirm that any electronic copy, including one printed from an electronic copy received by email or facsimile, of another party's executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

(c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d) Severability. If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted and the balance of this Agreement shall remain in full force and effect.

(e) Entire Agreement, Amendments. This Agreement, together with the Exchanged Notes and the other Transaction Documents, supersedes all other prior oral or written agreements between Mammoth, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Mammoth makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

(f) Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by facsimile or email; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company, to:

If to Mammoth, to: Brad Hare, Pres.
Mammoth Corporation
1 First Bank Plaza
Suite 205
Lake Zurich, IL 60047
Fax: (847) 540-5045
brad@mammothcash.com

Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Mammoth hereunder may be assigned by Mammoth to a third party, including its financing sources, in whole or in part.

(h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights, remedies, obligations or liabilities of any nature whatsoever.

(i) Attorneys' Fees. If any action at law or in equity is brought by a party to enforce or interpret the terms of this Agreement, the Prevailing Party (as defined hereafter) shall be entitled to reasonable attorneys' fees, costs and disbursements, in addition to any other relief to which such party may be entitled. "**Prevailing Party**" shall mean the party in any litigation or enforcement action that prevails in the highest number of final rulings, counts or judgments adjudicated by a court of competent jurisdiction.

(j) Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably

request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) Ownership Limitation. If at any time after the Closing, Mammoth shall or would receive shares of the Company's Common Stock in payment of interest or principal under the Exchanged Notes or upon conversion of the Exchanged Notes, so that Mammoth would, together with other shares of Common Stock held by it or its affiliates, own or beneficially own by virtue of such action or receipt of additional shares of Common Stock a number of shares exceeding 4.9% of the number of shares of the Company's Common Stock outstanding on such date (the "**4.9% Cap**"), the Company shall not be obligated and shall not issue to Mammoth shares of its Common Stock which would exceed the 4.9% Cap, but only until such time as the 4.9% Cap would no longer be exceeded by any such receipt of shares of Common Stock by Mammoth. The foregoing limitations are enforceable, unconditional and non-waivable.

(l) Specific Performance. The Company and Mammoth acknowledge and agree that irreparable damage would occur in the event that any provision of this Agreement or any of the other Transaction Documents were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties (including any subsequent holder of the Note) shall be entitled to an injunction or injunctions, without (except as specified below) the necessity to post a bond, to prevent or cure breaches of the provisions of this Agreement or such other Transaction Document and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.

MAMMOTH CORPORATION:

By: ________________________________
Brad Hare, President

THE COMPANY:

APT POWERSPORT &
UTILITY PRODUCTS, LLC, and
APT Group, Inc.

By: ____________________________
Name: Troy Covey
Their: Manager and President, respectively